Vanguard S&P Small-Cap 600 Growth Index Fund
Summary Prospectus
  December 22, 2020
Institutional Shares
Vanguard S&P Small-Cap 600 Growth Index Fund Institutional Shares (VSGNX)
  The Fund’s statutory Prospectus and Statement of Additional Information dated December 22, 2020, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 (if you are an individual investor) or 888-809-8102 (if you are a client of Vanguard‘s Institutional Division) or by sending an email request to online@vanguard.com.
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks in the United States.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.05%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.08%

The expense information shown in the table reflects estimated amounts for the current fiscal year.
Example
The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P SmallCap 600® Growth Index, which represents the growth companies, as determined by the index sponsor, of the S&P SmallCap 600 Index. The Index measures the performance of small-capitalization growth companies in the United States. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
• Investment style risk, which is the chance that returns from the small-capitalization growth stocks in which the Fund invests will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock prices of small companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar-year performance information for the Fund‘s Institutional Shares, which had no assets as of the Fund’s most recent fiscal year-end, the information presented in the bar chart and table reflects the performance of the ETF Shares of Vanguard S&P Small-Cap 600 Growth Index Fund. (ETF Shares are offered through a separate prospectus.) Performance of the Fund’s Institutional Shares would be substantially similar to that of the ETF Shares because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two share classes differ. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and a broad-based index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Annual Total Returns — Vanguard S&P Small-Cap 600 Growth Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2020, was -7.94%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	15.80%	December 31, 2011
Lowest	-19.68%	September 30, 2011

Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	Since Inception (Sept. 7, 2010)
Vanguard S&P Small-Cap 600 Growth Index Fund ETF Shares
Based on NAV
Return Before Taxes	20.95%	10.69%	14.79%
Return After Taxes on Distributions	20.56	10.40	14.54
Return After Taxes on Distributions and Sale of Fund Shares	12.55	8.43	12.40
Based on Market Price
Return Before Taxes	21.02	10.68	14.79
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
S&P SmallCap 600 Growth Index	21.13%	10.87%	14.99%
Dow Jones U.S. Total Stock Market Float Adjusted Index	30.90	11.18	14.46
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Donald M. Butler, CFA, Principal of Vanguard. He has co-managed the Fund since 2015.
William A. Coleman, CFA, Portfolio Manager at Vanguard. He has managed the Fund since 2013 (co-managed since 2015).
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares is $5 million. The minimum investment amount required to add to an existing Fund account is generally $1. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
The “S&P SmallCap 600 Growth Index” (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P® and S&P 500® are trademarks of S&P; and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Vanguard. Vanguard S&P Small-Cap 600 Growth Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Vanguard S&P Small-Cap 600 Growth Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard S&P Small-Cap 600 Growth Index Fund particularly or the ability of the S&P SmallCap 600 Growth Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P SmallCap 600 Growth Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P SmallCap 600 Growth Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard S&P Small-Cap 600 Growth Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard S&P Small-Cap 600 Growth Index Fund into consideration in determining, composing or calculating the S&P SmallCap 600 Growth Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard S&P Small-Cap 600 Growth Index Fund or the timing of the issuance or sale of Vanguard S&P Small-Cap 600 Growth Index Fund or in the determination or calculation of the equation by which Vanguard S&P Small-Cap 600 Growth Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard S&P Small-Cap 600 Growth Index Fund. There is no assurance that investment products based on the S&P SmallCap 600 Growth Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD S&P SMALL-CAP 600 GROWTH INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Vanguard S&P Small-Cap 600 Growth Index Fund Institutional Shares—Fund Number 1847
To request additional information about the Fund, please visit vanguard.com or contact 800-662-7447 (if you are an individual investor) or 888-809-8102 (if you are a client of Vanguard's Institutional Division).
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SPI 1847 122020